UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2020

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DNKN	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting of Stockholders of Dunkin’ Brands Group, Inc. (the “Company”) was held on May 13, 2020. A total of 75,476,063 shares were present or represented by proxy at the meeting, representing approximately 92.0% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1.	Election of Directors
Proposal one was the election of three nominees to serve as directors of the Company each for a term of three years. The result of the vote was as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Linda Boff	66,374,636	320,832	136,033	8,644,562
Irene Chang Britt	66,353,507	341,302	136,692	8,644,562
Michael Hines	66,300,240	375,560	155,701	8,644,562

Pursuant to the foregoing votes, the three nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the meeting.

2.	Advisory Vote on Executive Compensation (SAY-ON-PAY)
Proposal two was the advisory vote on the approval of the executive compensation of the named executive officers of the Company. The result of the vote was as follows:

For	Against	Abstain	Broker Non-Votes
65,504,906	1,079,895	246,700	8,644,562

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

3.	Ratification of the Independent Registered Public Accountants
Proposal three was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year. The result of the vote was as follows:

For	Against	Abstain
74,753,749	536,693	185,621
Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ W. David Mann
W. David Mann
Chief Legal Officer & Corporate Secretary
Date: May 18, 2020